EXHIBIT  32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Global Ink Supply Company (the “Company”) on Form 10-KSB for the year ended May 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, David Wolstenholme, Chief Executive Officer and Chief Financial Officer of the Company, the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

The certification is given to the knowledge of the undersigned.

/s/ David Wolstenholme
Name:	David Wolstenholme
Title:	Chief Executive Officer/Chief Financial Officer
Date:	September 13, 2007